HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

DATE: April 30, 2007

TO: Supplemental Interest Trust,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-4
c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
("Party B")

FROM: HSBC BANK USA, NATIONAL ASSOCIATION
452 Fifth Avenue
New York, NY 10018
("Party A")

RE: Interest Rate Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of April 30, 2007, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

<u>General Terms</u>

Trade Date:	April 24, 2007
Effective Date:	May 25, 2007

HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Termination Date:	March 25, 2012, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A

<u>Fixed Amounts:</u>

Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on June 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.
Fixed Rate	See Amortization Schedule, Schedule A
Fixed Rate Day Count Fraction:	Actual/360

<u>Floating Amounts:</u>

Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on June 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable

Business Day:	Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Minnesota, Colorado or Illinois are closed.
Floating Rate Payer Upfront Payment:	$3,083,500. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to April 30, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2. Procedural Terms:

Calculation Agent:	Party A
Offices:	The Office of Party A for the Swap Transaction is New York
Account Details:	
Payments to Party A:	HSBC Bank USA NA ABA : 021-001-088 Swift: MRMDUS33 Account Number: 000049298
Payments to Party B:	WELLS FARGO BANK, NA ABA# 121000248 FOR CREDIT TO: SAS Clearing ACCT: 3970771416 FFC: 53146602 Ref: SARM 2007-4, Attn: Scott Runkles
Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5501 Acct Name: Lehman Brothers Holdings Inc. Ref: SARM 07-4 Attn: Mortgage Middle Office

HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to 212 525 5517 to the attention of Antonia Gambale.

Fax Number : 212 525 5517
Telephone Number : 212 525 3634

HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________ ANTONIA LANDGRAF
Authorized Signatory ASSISTANT VICE PRESIDENT
ID # 12953

HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________ TIFFANY MONCRIEFFE
Authorized Signatory ASSISTANT VICE PRESIDENT
ID # 15343

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-4
By: Wells Fargo Bank, National Association, not in its individual capacity, but solely as Trustee

By: ______________________
Name:
Title: Michael Pinzon
Vice President

HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

SCHEDULE A to the Confirmation dated as of April 30, 2007,
Re: Reference Number 477962HN
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
5/25/2007	6/25/2007	522,582,918.00	5.53000
6/25/2007	7/25/2007	504,119,634.00	5.55000
7/25/2007	8/25/2007	486,308,464.00	5.51000
8/25/2007	9/25/2007	469,126,382.00	5.48000
9/25/2007	10/25/2007	452,551,175.00	5.47000
10/25/2007	11/25/2007	436,444,854.00	5.43000
11/25/2007	12/25/2007	421,024,046.00	5.39000
12/25/2007	1/25/2008	406,147,918.00	5.33000
1/25/2008	2/25/2008	391,797,237.00	5.28000
2/25/2008	3/25/2008	377,953,448.00	5.22000
3/25/2008	4/25/2008	364,598,653.00	5.16000
4/25/2008	5/25/2008	351,715,584.00	5.11000
5/25/2008	6/25/2008	337,031,989.00	5.07000
6/25/2008	7/25/2008	322,961,264.00	5.03000
7/25/2008	8/25/2008	309,477,834.00	5.00000
8/25/2008	9/25/2008	296,557,191.00	4.98000
9/25/2008	10/25/2008	284,175,850.00	4.97000
10/25/2008	11/25/2008	272,311,305.00	4.97000
11/25/2008	12/25/2008	260,783,729.00	4.96000
12/25/2008	1/25/2009	249,895,573.00	4.96000
1/25/2009	2/25/2009	239,461,902.00	4.97000
2/25/2009	3/25/2009	227,799,873.00	4.97000
3/25/2009	4/25/2009	218,177,177.00	4.97000
4/25/2009	5/25/2009	209,067,755.00	4.98000
5/25/2009	6/25/2009	198,891,185.00	5.00000
6/25/2009	7/25/2009	189,209,878.00	5.01000
7/25/2009	8/25/2009	179,999,733.00	5.03000
8/25/2009	9/25/2009	171,237,826.00	5.04000
9/25/2009	10/25/2009	162,121,986.00	5.05000
10/25/2009	11/25/2009	153,975,663.00	5.06000
11/25/2009	12/25/2009	146,286,510.00	5.08000
12/25/2009	1/25/2010	138,460,642.00	5.09000
1/25/2010	2/25/2010	130,202,737.00	5.10000
2/25/2010	3/25/2010	116,913,685.00	5.11000
3/25/2010	4/25/2010	110,499,610.00	5.13000
4/25/2010	5/25/2010	104,847,519.00	5.14000
5/25/2010	6/25/2010	99,744,134.00	5.16000
6/25/2010	7/25/2010	94,889,107.00	5.17000
7/25/2010	8/25/2010	90,270,355.00	5.19000
8/25/2010	9/25/2010	85,876,380.00	5.20000
9/25/2010	10/25/2010	81,696,245.00	5.21000
10/25/2010	11/25/2010	77,719,545.00	5.22000
11/25/2010	12/25/2010	73,936,382.00	5.23000
12/25/2010	1/25/2011	70,337,337.00	5.24000
1/25/2011	2/25/2011	66,913,451.00	5.24000
2/25/2011	3/25/2011	63,656,202.00	5.25000
3/25/2011	4/25/2011	60,557,480.00	5.25000
4/25/2011	5/25/2011	57,609,572.00	5.26000

HSBC

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
5/25/2011	6/25/2011	54,805,139.00	5.27000
6/25/2011	7/25/2011	52,137,198.00	5.27000
7/25/2011	8/25/2011	49,599,109.00	5.28000
8/25/2011	9/25/2011	47,184,551.00	5.29000
9/25/2011	10/25/2011	44,664,305.00	5.30000
10/25/2011	11/25/2011	42,322,788.00	5.30000
11/25/2011	12/25/2011	40,239,820.00	5.31000
12/25/2011	1/25/2012	38,223,680.00	5.32000
1/25/2012	2/25/2012	34,890,708.00	5.32000
2/25/2012	3/25/2012	14,377,425.00	5.33000